                                                                   EXHIBIT 6(d)
                                                                       [FORM]

                              AMENDED AND RESTATED
                                   SCHEDULE A
                                     TO THE
                             DISTRIBUTION AGREEMENT
                                 BY AND BETWEEN
                                 NORTHERN FUNDS
                                       AND
                         SUNSTONE FINANCIAL GROUP, INC.
                           DATED _______________, 1997


Intending to be legally bound, the undersigned hereby amend and restate Schedule A to the aforesaid Agreement to include the following investment portfolios:



Growth Equity Fund                               Intermediate Tax-Exempt Fund
Income Equity Fund                               Tax-Exempt Fund
Small Cap Fund                                   Money Market Fund
Select Equity Fund                               U.S. Government Money Market Fund
International Growth Equity Fund                 International Fixed Income Fund
International Select Equity Fund                 California Municipal Money Market Fund
Technology Fund                                  Stock Index Fund
Municipal Money Market Fund                      Florida Intermediate Tax-Exempt Fund
U.S. Government Select Money Market Fund         Arizona Tax-Exempt Fund
Fixed Income Fund                                California Intermediate Tax-Exempt Fund
U.S. Government Fund                             California Tax-Exempt Fund
                                                 Short Intermediate U.S. Government Fund



      All signatures need not appear on the same copy of this Amended and
                              Restated Schedule A.


                                            NORTHERN FUNDS


                                            By:

                                            Title: ____________________________

                                            Date: _____________________________


                                            SUNSTONE FINANCIAL GROUP, INC.

                                            By:

                                            Title: ____________________________

                                            Date: _____________________________